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                                                                      EXHIBIT 10

                        BANKERS TRUST AUSTRALIA LIMITED
                      THE CHIFLEY TOWER, SYDNEY, AUSTRALIA
           SYNOPSIS OF THE AGREEMENT FOR SUB-LEASE AND THE SUB-LEASE

Sublessor:                 Mid Sydney PTY Limited
Sublessee:                 Bankers Trust Australia Limited

Term:                      12 years, 356 days
Commencement Date:         March 23, 1993
Termination Date:          March 13, 2006
Early Termination:         Applicable to the 3rd floor only-any time after
                           September 13, 1998 upon 6 months written notice at
                           sublessee's option
Renewal Options:           2 options to renew, each for a period of 3 years

Area - Total Building:     42 stories, (72.268 square meters)
Area - Demised Premises    9 stories (16,803.5 square meters) with options for
                           an additional 6 floors

Base Rent (Initial):       AUD$10,538,054 (11.95% increase in year 4, 12.49%
                           increase in year 7)
Second rent period
  - 2003:                  Adjusted to market
Third rent period
  - 2004:                  Indexed to CPI subject to 6% limit
Fourth rent period
  through 3/13/06:         Indexed to CPI subject to 4% limit
Lessee's Contribution:     Proportionate share of building operating expenses -
                           fixed at AUD$130 per square meter
Cleaning Contribution:     Landlord's cost plus proportionate share of areas
                           outside demised space
Taxes Contribution:        Tenant to pay proportionate share of rates
Utilities:                 To be separately metered
Overtime A/C:              For 1994 the charge will be $98 per hour
Extermination:             Responsibility of tenant

Rent Commencement Date:    March 14, 1994

Landlord's Incentive
  Contribution:            AUD$40,214,356

Alterations:               At tenant's cost with prior approval of landlord

Assignment:                Permitted with landlord's approval but not prior to
                           March 14, 1994 (approval not required if to a related entity)
Sublet:                    Permitted with landlord's approval (not required if
                           to a related entity)

Insurance:                 Tenant must maintain public risk insurance of not
                           less than AUD$20 million; plate glass coverage required other than exterior windows; at tenant's expense

Carpet Replacement:        At landlord's cost at no greater than 10 year
                           intervals

Restoration:               Premises must be left in "clean state and condition";
                           all personal property must be removed

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